UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): March 14, 2007

UNION BANKSHARES COMPANY (Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street Ellsworth, ME 04605 (Address of principal executive offices) (Zip Code)

(207) 667-2504 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01.	Other Events

      On March 14, 2007, Union Bankshares Company issued a press release announcing a cash dividend of $.43 per share on the common stock payable April 27, 2007 to shareholders of record on March 23, 2007. The press release announcing the cash dividend is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

	Exhibit No.	Description

	99.1	Press release dated March 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

	By:	/s/ Timothy R. Maynard

Timothy R. Maynard Chief Financial Officer

Date: March 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release March 14, 2007